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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 24, 2003
                                                --------------------------------

                              PanAmSat Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                         0-22531                95-4607698
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    (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)              File Number)         Identification No.)


       20 Westport Road, Wilton, CT                                    06897
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      (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (203) 210-8000
                                                  ------------------------------

        (Former name and former address, if changed since last report.)
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         ITEM 9.  REGULATION FD DISCLOSURE

         At an investment conference, an executive of PanAmSat Corporation inadvertently stated that the Company completed its highest margin month ever and that the Company's satellite capital expenditures are projected to average less than $100 million annually through 2007. The Company's policy is to provide forward looking data only in accordance with the practices set forth in its current report on Form 8-K filed with the Securities and Exchange Commission on January 12, 2001. It has been the Company's practice to limit guidance to information relating to the ensuing fiscal year and the ensuing fiscal quarter. The statements that were made are not included in the Company's financial guidance. Accordingly, investors should not place undue reliance on them.

         The Company affirms its financial guidance released on January 14, 2003 which includes total capital expenditures of $140 million to $180 million in 2003. A copy of the Company's Year-End 2002 and Fourth Quarter Results, including the Company's Financial Guidance for First Quarter and Full-Year 2003, is available on the Company's website at WWW.PANAMSAT.COM under the Financial Press Releases section of the Investor Relations page.

         THIS REPORT ON FORM 8-K INCLUDES STATEMENTS THAT ARE NOT HISTORICAL FACTS AND ARE CONSIDERED "FORWARD-LOOKING" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS REFLECT THE COMPANY'S CURRENT VIEWS ABOUT FUTURE EVENTS. THEY ARE IDENTIFIED BY THEIR USE OF TERMS AND PHRASES SUCH AS "BELIEVE," "EXPECT," "PLAN," "ANTICIPATE", "POSSIBILITY," "ESTIMATES," "PROJECTS" AND SIMILAR EXPRESSIONS IDENTIFYING THEIR FORWARD-LOOKING CHARACTER. INVESTORS SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS ASSURANCES OF FUTURE EVENTS, BECAUSE SUCH STATEMENTS ARE INHERENTLY SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE COMPANY'S EXPECTATIONS. THE FACTORS THAT MAY AFFECT THE OUTCOME OF SUCH EXPECTATIONS INCLUDE, BUT ARE NOT LIMITED TO FACTORS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SEC, INCLUDING THE COMPANY'S REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 26, 2003                   PANAMSAT CORPORATION
                                             Registrant


                                             By:      /s/  James W. Cuminale
                                                      --------------------------
                                             Name:    James W. Cuminale
                                             Title:   Executive Vice President,
                                                      General Counsel and
                                                      Secretary